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                                                                    EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-3226 of CITGO Petroleum Corporation on Form S-3 of our report dated February 14, 2002, appearing in this Annual Report on Form 10-K of CITGO Petroleum Corporation for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Tulsa, Oklahoma
March 25, 2002